UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 11, 2019

Date of Report (Date of earliest event reported)

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania	000-55983	83-1561918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Old Lincoln Highway, Malvern, Pennsylvania	19355
(Address of principal executive offices)	(Zip Code)

(484) 568-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;

Compensatory Arrangements of Certain Officers.

Employment Agreement with Christopher J. Annas

Meridian Corporation (the “Corporation”), has entered into a written employment agreement with Mr. Annas, effective April 11, 2019. The agreement, which supersedes the Corporation’s previous employment agreement with Mr. Annas, governs the terms and conditions of Mr. Annas’ employment as the Corporation’s Chief Executive Officer.  The term of Mr. Annas’ employment agreement is for a three (3) year period.  The initial term shall be extended automatically for one (1) additional day each day so that a constant three (3) year period shall remain in effect, until such time as the Corporation’s Board of Directors or Mr. Annas elects not to extend the term of the agreement by giving written notice to the other in which case the term shall be fixed and shall end on the third (3rd) anniversary of the receipt of written notice.  The employment agreement provides that Mr. Annas will be paid an annual salary of $425,000 which may be reviewed and increased by the compensation committee. In addition, the employment agreement provides that Mr. Annas is also eligible to receive performance (cash) bonuses and equity awards and will participate in the benefit programs that are provided to our employees and other executives as well as the Corporation’s Supplemental Executive Retirement Plan, which is filed as Exhibit 10.3 to our Annual Report on Form 10-K for the year ended December 31, 2018 and is incorporated into this item by reference.

Mr. Annas may terminate his employment at any time upon 90 days’ written notice to the Corporation. The Corporation may terminate Mr. Annas’ employment for Cause, as defined in the employment agreement, at any time. If Mr. Annas terminates for Good Reason, as defined in the employment agreement, (for example, a material diminution in his responsibilities or a reduction in his base salary, or a requirement to relocate his office outside the five (5) county area of the Corporation: Bucks, Montgomery, Chester, Delaware or Philadelphia) or is terminated by the Corporation without Cause, before or after a change in control, he is entitled to receive a lump sum equal to 300% of his base salary and performance bonus opportunity in effect as well as the replacement cost of any other benefits, including but not limited to medical, disability and life insurance. In the event of a change in control, payments to Mr. Annas will be reduced such that no portion of the payments will not be deductible under Code Section 280G. Under the employment agreement, Mr. Annas is subject to noncompetition and nonsolicitation provisions that apply during the term of the employment agreement and for a period of one year following termination of employment.

The foregoing description of the employment agreement is a summary and does not purport to be complete and is qualified in its entirety by reference to the full text of the employment agreement, which is filed as Exhibit 10.1 to this report and is incorporated into this item by reference.

Item 7.01                                           Regulation FD Disclosure.

The Corporation has posted to its website a slide presentation which is attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

The information contained in this Item 7.01 and Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor will such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Forward-Looking Statements

The Corporation may from time to time make written or oral “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements with respect to the Corporation’s strategies, goals, beliefs, expectations, estimates, intentions, capital raising efforts, financial condition and results of operations, future performance and business. Statements preceded by, followed by, or that include the words “may,” “could,” “should,” “pro forma,” “looking forward,” “would,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” or similar expressions generally indicate a forward-looking statement. These forward-looking statements involve risks and uncertainties that are subject to change based on various important factors (some of which, in whole or in part, are beyond the Corporation’s control). Numerous competitive, economic, regulatory, legal and technological factors, among others, could cause the Corporation’s financial performance to differ materially from the goals, plans, objectives, intentions and expectations expressed in such forward-looking statements.   The Corporation cautions that the foregoing factors are not exclusive, and neither such factors nor any such forward- looking statement takes into account the impact of any future events. All forward-looking statements and information set forth herein are based on management’s current beliefs and assumptions as of the date hereof and speak only as of the date they are made. For a more complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review the Corporation’s filings with the Securities and Exchange Commission (including our Annual Report on Form 10-K for the year ended December 31, 2018 and, for periods prior to the completion of the holding company reorganization, Meridian Bank’s filings with the FDIC, including Meridian Bank’s Annual Report on Form 10-K for the year ended December 31, 2017, subsequently filed quarterly reports on Form 10-Q and current reports on Form 8-K that update or provide information in addition to the information included in the Form 10-K and Form 10-Q filings, if any.  The Corporation does not undertake to update any forward-looking statement whether written or oral, that may be made from time to time by the Corporation or by or on behalf of Meridian Bank.

Item 9.01                                           Financial Statements and Exhibits

(d)         Exhibits. The following exhibits are furnished herewith:

10.1   Form of Employment Agreement, effective April 11, 2019, between Meridian Corporation and Christopher J. Annas.

99.1   Meridian Corporation slide presentation

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Form of Employment Agreement, effective April 11, 2019, between Meridian Corporation and Christopher J. Annas.

99.1	Meridian Corporation slide presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIDIAN CORPORATION
(Registrant)

Date: April 11, 2019	By:	/s/ Denise Lindsay
Denise Lindsay
Executive Vice President and Chief Financial Officer